EXHIBIT 10.1

JOINDER AGREEMENT AND AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
THIS JOINDER AGREEMENT AND AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of August 18 2017 (this “Agreement”), is made by and among (i) CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), (ii) SPANSION INC., a Delaware corporation, SPANSION LLC, a Delaware limited liability company, SPANSION TECHNOLOGY LLC, a Delaware limited liability company, SPANSION INTERNATIONAL AM, INC., a Delaware corporation, and SPANSION INTERNATIONAL TRADING, INC. a Delaware corporation (collectively, the “Guarantors” and, together with the Borrower, collectively, the “Credit Parties”), (iii) the Lenders party hereto, and (iv) MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below unless the context otherwise requires).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, the Credit Parties, MSSF, as Administrative Agent, swing line lender and collateral agent, Morgan Stanley Bank, N.A., as issuing bank, and the Lenders party thereto from time to time have heretofore entered into that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, the Borrower has engaged MSSF and Credit Suisse Securities (USA) LLC (“CS” and, together with MSSF and their respective affiliates, the “Amendment No. 6 Lead Arrangers”) as joint lead arrangers and joint bookrunners in respect of this Agreement;
WHEREAS, pursuant to the terms of the Existing Credit Agreement, the Borrower incurred (i) incremental term loans in an original, aggregate principal amount equal to $100.0 million on December 22, 2015 (the “2015 Incremental Term Loans”), pursuant to that certain Joinder Agreement, dated as of December 22, 2015, by and among, inter alios, the Borrower, the Guarantors party thereto, the institutions party thereto from time to time and the Administrative Agent and (ii) incremental term loans in an original, aggregate principal amount equal to $450.0 million on July 5, 2016 (the “2016 Incremental Term Loans”), pursuant to that certain Joinder and Amendment Agreement, dated as of July 5, 2016 (the “2016 Incremental Joinder Agreement”), by and among, inter alios, the Borrower, the Guarantors party thereto, the institutions party thereto from time to time (together with any successors and assigns, the “2016 Incremental Lenders”) and the Administrative Agent;
WHEREAS, the Borrower has requested (i) that the initial additional 2016 incremental term loan lender party hereto (the “Initial Additional 2016 Incremental Term Loan Lender”), extend credit to the Borrower in the form of additional 2016 Incremental Term Loans in an aggregate principal amount of $91,250,000 (the “Additional 2016 Incremental Term Loans”), which Additional 2016 Incremental Term Loans will be structured as an increase in the principal amount of the 2016 Incremental Term Loans outstanding under the Existing Credit Agreement and the proceeds of which will be used to repay all of the outstanding 2015 Incremental Term Loans and (ii) certain other amendments to the Existing Credit Agreement (the Existing Credit Agreement as so amended hereby, the “Credit Agreement”);
WHEREAS, the Initial Additional 2016 Incremental Term Loan Lender has indicated its willingness to lend such Additional 2016 Incremental Term Loans on the terms and subject to the conditions herein; and
WHEREAS, certain Lenders (which together constitute the Requisite 2016 Incremental Term Lenders or Requisite Lenders, as applicable) are willing, on the terms and subject to the conditions set forth below, to consent to the amendments to the Existing Credit Agreement set forth in Sections 1 and 2;
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
AGREEMENT:
Section 1.Amendments to the Credit Documents. Pursuant to Section 11.05(a) of the Credit Agreement, and subject to the satisfaction (or waiver) of the conditions set forth in Section 5, the Credit Parties, the Lenders party hereto (collectively constituting the Requisite Lenders) and the Administrative Agent agree as follows:

(a)Clause (B) of Section 2.23(a) of the Existing Credit Agreement immediately preceding the first proviso thereof is hereby amended and restated in its entirety as follows:

“(B) the establishment of one or more new term loan commitments and/or an increase to the principal amount of any existing Series of Term Loans (any such new term loan commitments or increase, the "New Term Loan Commitments"), in an aggregate principal amount not less than $10,000,000 individually (or such lesser amount which shall be approved by Administrative Agent)”
(b)The last sentence of Section 2.23(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“To the extent any New Term Loan Commitments are structured as additional tranche and not as an increase to the existing Term Loans, such New Term Loans made on an Increased Amount Date shall be designated as a separate Series of New Term Loans for all purposes of this Agreement.”
(c)Section 2.23(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) On any Increased Amount Date,
(i) on which any New Term Loan Commitments designated as a separate Series are effective, subject to the satisfaction of the foregoing terms and conditions, (x) each New Term Loan Lender of any Series shall make a Loan to Borrower (a "New Term Loan") in an amount equal to its New Term Loan Commitment of such Series, and (y) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto; and
(ii) on which any New Term Loan Commitments structured as an increase to any existing Series of Term Loans are effective, subject to the satisfaction of the foregoing terms and conditions, such New Term Loan Commitments shall be added to (and constitute a part of and be the same Type of Loan as and have, if applicable, the same Interest Period as) each borrowing of outstanding Term Loans of such Series on a pro rata basis (based on the relative sizes of such borrowings), so that each Lender providing such New Term Loan Commitments will participate proportionately in each then outstanding borrowing of Term Loans of such Series.
(d)Clause (x) of Section 2.23(d) of the Existing Credit Agreement is hereby amended to delete the phrases “Series of” and “of such Series” in their entirety.

Section 2.Amendments to the Credit Documents - 2016 Incremental Term Loans. Pursuant to Sections 2.23(f) and 11.05(b) and (d) of the Credit Agreement and subject to the satisfaction (or waiver) of the conditions set forth in Section 5, the Credit Parties and the Requisite 2016 Incremental Term Loan Lenders party hereto agree as follows:

(a)Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definition in proper alphabetical order:

“Amendment No. 6” means the Joinder Agreement and Amendment No. 6 to Amended and Restated Credit and Guaranty Agreement, dated as of August 18, 2017, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.
“Amendment No. 6 Effective Date” means the “Amendment No. 6 Effective Date” as defined in Amendment No. 6.
(b)The definition of “2016 Incremental Term Loan Lenders” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“2016 Incremental Term Loan Lenders” means each financial institution listed on the signature pages to the 2016 Incremental Joinder Agreement, the Initial Additional 2016 Incremental Term Loan Lender (as defined in Amendment No. 6) and any other person that becomes a 2016 Incremental Term Loan Lender in respect of the 2016 Incremental Term Loans pursuant to an Assignment Agreement.
(c)The definition of “2016 Incremental Term Loans” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“2016 Incremental Term Loans” means those New Term Loans advanced by the 2016 Incremental Term Loan Lenders in accordance with the provisions of the 2016 Incremental Joinder Agreement in an aggregate original principal amount equal to $450,000,000, as increased by Amendment No. 6 in an aggregate original principal amount equal to $91,250,000 as of the Amendment No. 6 Effective Date.
(d)2016 Term Loan Applicable Margin. Section 2 of the 2016 Incremental Joinder Agreement shall be replaced in its entirety by the following:

Applicable Margin. Interest on the Incremental Term Loan shall bear interest, at the option of the Borrower, at the Base Rate plus the Applicable Margin or the Adjusted Eurodollar Rate plus the Applicable Margin. The Applicable Margin for the Incremental Term Loan shall mean, as of any date of determination, (i) with respect to any Incremental Term Loan that is a Eurodollar Rate Loan, 2.75% per annum and (ii) with respect to any Incremental Term Loan that is a Base Rate Loan, 1.75% per annum.
(e)Principal Payments. Section 9 of the 2016 Incremental Joinder Agreement shall be replaced in its entirety by the following:

The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Incremental Term Loan Lenders (i) the principal amount of the Incremental Term Loan in consecutive quarterly installments due and payable on the first day of each Fiscal Quarter in an amount equal to (A) $6,825,657.89 for each Fiscal Quarter beginning with the Third Fiscal Quarter of 2017 through the third Fiscal Quarter of 2019 and (B) $10,238,486.84 for each Fiscal Quarter beginning with the fourth Fiscal Quarter of 2019 through each Fiscal Quarter thereafter and (ii) the remaining principal amount of the Incremental Term Loan on the Term Loan Maturity Date.
(f)2016 Incremental Term Loan Repayment Premium. Section 10(b) of the 2016 Incremental Joinder Agreement shall be replaced in its entirety by the following:

Repayment Premium. In the event that all or any portion of the Incremental Term Loan is (i) repaid, prepaid, refinanced or replaced or (ii) repriced or effectively refinanced through any waiver, consent or amendment (in each case, in connection with any repayment, prepayment, refinancing, replacement, waiver, consent or amendment to the Incremental Term Loan directed at, or the result of which would be, the lowering of the effective interest cost or the weighted average yield of the Incremental Term Loan or the incurrence of any debt financing having an effective interest cost or weighted average yield that is less than the effective interest cost or weighted average yield of the Incremental Term Loan (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced (other than a refinancing of the Incremental Term Loan in connection with any transaction that would, if consummated, constitute a change of control) (a “Repricing Transaction”)) occurring on or prior to the date that is six months after the Amendment No. 6 Effective Date, such repayment, prepayment, refinancing, replacement or repricing will be made at 101.0% of the principal amount so repaid, prepaid, refinanced, replaced or repriced. If all or any portion of the Incremental Term Loan held by any Lender is repaid, prepaid, refinanced or replaced pursuant to Section 11.05(g) of the Credit Agreement as a result of, or in connection with, such Lender not agreeing or otherwise consenting to any waiver, consent or amendment referred to in clause (ii) above (or otherwise in connection with a Repricing Transaction), such repayment, prepayment, refinancing or replacement will be made at 101.0% of the principal amount so repaid, prepaid, refinanced or replaced.
Section 3.Additional 2016 Incremental Term Loans.

(a)Additional 2016 Incremental Term Loan Commitment. Pursuant to Section 2.23(a) of the Credit Agreement, immediately after giving effect to the amendments in Sections 1 and 2, the Initial Additional 2016 Incremental Term Loan Lender hereby agrees to make an Additional 2016 Incremental Term Loan to the Borrower on the Amendment No. 6 Effective Date in an aggregate amount equal to $91,250,000, subject to the terms hereof and of the Credit Agreement, and subject to the conditions set forth in Section 5 below. The Additional 2016 Incremental Term Loan shall be an increase to the 2016 Incremental Term Loans and not a separate Series under the Credit Agreement, will be deemed to be a “2016 Incremental Term Loan”, “New Term Loan Commitment” and “Term Loan” for all purposes of the Credit Agreement and the other Credit Documents and will have identical terms as the 2016 Incremental Term Loans (including with respect to maturity date, Applicable Margin (as amended by Section 2 hereof), mandatory prepayments and voluntary prepayments), and shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents, including the borrowing mechanics set forth in Section 6 of the 2016 Incremental Joinder Agreement (provided, that all references to the Acquisition Closing Date therein shall be deemed to be references to the Amendment No. 6 Effective Date for purposes of this Agreement).

(b)Use of Proceeds. The proceeds of the Additional 2016 Incremental Term Loan shall be used to repay in full all outstanding 2015 Incremental Term Loans.

(c)Notice under Section 2.23 of the Credit Agreement. This Agreement constitutes written notice of the Additional 2016 Incremental Term Loans by the Borrower to the Administrative Agent pursuant to Section 2.23(a) of the Credit Agreement.

Section 4.Non-Consenting Lenders.

(a)If any existing 2016 Incremental Lender holding 2016 Incremental Term Loans declines or fails to consent to this Agreement (a “Non-Consenting Lender”) by returning an executed counterpart of this Agreement to the Administrative Agent prior to Wednesday July 19, 2017 at 12:00 p.m. (New York Time), then pursuant to and in compliance with the terms of Section 2.22(b) and 11.05(g) of the Existing Credit Agreement, such 2016 Incremental Lender may be replaced and the 2016 Incremental Term Loans held by it may be purchased and assumed by an assignee upon such assignee’s execution of this Agreement (which will also be deemed to be the execution of an Assignment Agreement, and the execution of this Agreement by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Existing Credit Agreement) thereto) and payment by such assignee of the purchase price required by Section 2.22(b) of the Existing Credit Agreement. For purposes hereof, the Administrative Agent and the Borrower agree that this Agreement shall constitute an Assignment Agreement for purposes of the Credit Agreement (including, without limitation, in respect of Section 2.22(b) thereof) and that the provisions set forth in Annex I (Standard Terms and Conditions for Assignment Agreement) of Exhibit E to the Existing Credit Agreement shall apply in regard to any assignments effected hereby.

(b)Notwithstanding anything to the contrary in the Existing Credit Agreement and for the avoidance of doubt, all 2016 Incremental Term Loans held by Non-Consenting Lenders that are assigned pursuant to this Agreement and for which accrued and unpaid interest has been paid pursuant to Section 4(a) shall accrue interest solely on and after the Amendment No. 6 Effective Date. For the further avoidance of doubt, nothing herein shall be deemed to modify the definition of “Applicable Margin” for any day in the relevant period prior to the Amendment No. 6 Effective Date for purposes of calculating interest accrued prior to the Amendment No. 6 Effective Date.

(c)Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

Section 5.Conditions to Effectiveness. The amendments contained in Section 2 and 3, and the obligation of the Initial Additional 2016 Incremental Term Loan Lender to provide the Additional 2016 Incremental Term Loans, shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Section 3 (the “Amendment No. 6 Effective Date”).

(a)Execution of Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by (i) the Credit Parties, (ii) the Administrative Agent, (iii) Initial Additional 2016 Incremental Term Loan Lender, (iv) the Requisite 2016 Incremental Term Lenders and (v) the Lenders constituting the Requisite Lenders.

(b)Officer’s Closing Certificate. The Administrative Agent shall have received an officer’s certificate from the Borrower certifying (i) that no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby as of the date hereof, (ii) that all representations and warranties contained in this Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided, that representations and warranties that are qualified by materiality shall be true and correct in all respects) and (iii) compliance with clause (e) and clause (f) below.

(c)Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate from the chief financial officer of the Borrower.

(d)Legal Opinions; Corporate Authorizations; Collateral Matters; Funding Notice. The Administrative Agent shall have received (i) customary opinions of counsel to the Borrower and the Guarantors, (ii) customary corporate resolutions and secretary’s certificates, (iii) all documents and instruments (including schedules to security documentation) required to create and perfect the Administrative Agent’s senior priority security interest in the Collateral executed and delivered by the Borrower and the Guarantors and (iv) a Funding Notice in accordance with Section 6 of the 2016 Incremental Joinder Agreement.

(e)Financial Covenant. The Borrower and its Restricted Subsidiaries are in pro forma compliance with each of the covenants set forth in Article 7 of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter or Fiscal Year for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement after giving pro forma effect (in accordance with Section 1.02 of the Credit Agreement) to the incurrence of the Additional 2016 Incremental Term Loans and the other transactions to be entered into in connection herewith as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the date hereof for which consolidated financial statements of the Borrower are available.

(f)Secured Leverage Ratio. The Secured Leverage Ratio for the Test Period then last ended (i.e. the Test Period ended July 2, 2017), determined on a pro forma basis after giving effect to the Additional 2016 Incremental Term Loans, is less than 2.75 to 1.00.

(g)Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees due to the Administrative Agent and/or the Amendment No. 6 Lead Arrangers to be paid in connection with this Agreement and all expenses to be paid or reimbursed to the Administrative Agent and/or the Amendment No. 6 Lead Arrangers that have been invoiced at least one Business Day prior to the Amendment No. 6 Effective Date, including pursuant to the Amended and Restated Fee Letter, dated as of August 8, 2017, by and among the Borrower and MSSF.

(h)Know Your Client. The Administrative Agent shall have received, at least three Business Days prior to the Amendment No. 6 Effective Date, all documentation and other information with respect to the Borrower and the Guarantors requested by the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.

Section 6.Representations and Warranties. In order to induce the Lenders, the Initial Additional 2016 Incremental Term Lenders and the Administrative Agent to enter into this Agreement, the Credit Parties hereby represent and warrant to the Agents, Issuing Bank and each Lender, as of the date hereof, as follows:

(a)this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each such Credit Party, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)the execution, delivery and performance by the Credit Parties of this Agreement will not (i) violate any of the Organizational Documents of Borrower or any of its Restricted Subsidiaries, (ii) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Restricted Subsidiaries, (iii) violate any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Restricted Subsidiaries; (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Restricted Subsidiaries; or (v) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Restricted Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the Secured Parties), except, in the case of each of clauses (ii) through (v) above, to the extent that such violation, conflict or Lien could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(c)each of the representations and warranties contained in Article 4 of the Credit Agreement and in the other Credit Documents is true and correct in all material respects as of the Amendment No. 6 Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date (provided, that representations and warranties that are qualified by materiality shall be true and correct in all respects); and

(d)no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby as of the Amendment No. 6 Effective Date.

Section 7.Post-Closing Obligations. Each applicable Credit Party shall deliver to Administrative Agent the following with respect to each Closing Date Mortgaged Property, to the extent such Closing Date Mortgaged Property continues to be owned by the applicable Credit Party, within 90 days of the Amendment No. 6 Effective Date (or such later date as may be agreed by the Administrative Agent):

(a)fully executed and notarized amendments to the existing Mortgages securing each Acquisition Closing Date Mortgaged Property reasonably satisfactory to the Collateral Agent (the “Mortgage Amendments”), in proper form for recording in all appropriate places in all applicable jurisdictions;

(b)with respect to each Closing Date Mortgaged Property (other than the Acquisition Closing Date Mortgaged Property located in Austin, Texas (the “Texas Property”)), a Mortgage modification endorsement ALTA 11-06 (or such similar mortgage modification endorsement reasonably satisfactory to the Collateral Agent) to the existing ALTA mortgagee title insurance policies insuring the Collateral Agent with respect to each such Acquisition Closing Date Mortgaged Property, and evidence satisfactory to the Collateral Agent that such Credit Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy Update and all recording and stamp taxes (including mortgage recording and intangible taxes, if any) payable in connection with recording the Mortgage Amendments for each such Acquisition Closing Date Property in the appropriate real estate records; and

(c)with respect to the Texas Property, (A) a preliminary title report, which evidences that no additional liens or encumbrances (other than Permitted Liens) have been placed on the Texas Property since the date of the 2016 Incremental Joinder Agreement, issued by a title company reasonably satisfactory to the Collateral Agent and (B) evidence satisfactory to the Collateral Agent that the applicable Credit Party has paid to the title company or to the appropriate governmental authorities all expenses of the title company required in connection with the issuance of such preliminary title report and all recording and stamp taxes (including mortgage recording and intangible taxes, if any) payable in connection with recording the Mortgage Amendment for the Texas Property in the appropriate real estate records.

Section 8.Non-Impairment and Reaffirmation.

(a)Non-Impairment, etc. After giving effect to this Agreement, neither the modification of the Existing Credit Agreement nor the execution, delivery, performance or effectiveness of this Agreement or any other Credit Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, as in effect immediately prior to the Amendment No. 6 Effective Date, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.

(b)Reaffirmation of Obligations. Without limiting its obligations under or the provisions of the Credit Agreement and the Collateral Documents, each Credit Party hereby (a) acknowledges that the terms “Obligations”, “Guaranteed Obligations” and “Secured Obligations” (and terms of similar import used in the Credit Documents) shall include the unpaid principal of, and accrued and unpaid interest on (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Additional 2016 Incremental Term Loans, (b) affirms and confirms its guaranty obligations under Article 8 of the Credit Agreement and its pledges, grants, indemnification obligations and other commitments and obligations under the Credit Agreement and each Collateral Document to which it is a party, in each case, after giving effect to this Agreement and the incurrence of the Additional 2016 Incremental Term Loans contemplated hereby, (c) agrees that each Collateral Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations thereunder and under the Credit Agreement shall continue to be in full force and effect following the effectiveness of this Agreement (and shall apply in all respects to the obligations of the Borrower in respect of the Additional 2016 Incremental Term Loans) and (d) confirms that all of the Liens and security interests created and arising under the Collateral Documents remain in full force and effect, and are not released or reduced, as collateral security for the Secured Obligations (including any such Secured Obligations in respect of the Additional 2016 Incremental Term Loan).

Section 9.Miscellaneous.

(a)Full Force and Effect; Amendment and Restatement. Except as expressly provided herein and in the Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, Collateral Agent, the Arrangers or the Lenders under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.

(b)Credit Document Pursuant to Credit Agreement. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in Article 11 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.

(c)Effect of this Agreement. This Agreement shall constitute a “Joinder Agreement” for all purposes of the Credit Agreement and the other Credit Documents. On and after the Amendment No. 6 Effective Date, each reference to the Credit Agreement in any Credit Document shall be deemed a reference to the Credit Agreement, as amended hereby. Except as set forth in this Agreement, nothing herein shall be deemed to entitle the Borrower or any Guarantor to any waiver, amendment, consent, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document. Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Lender, the Administrative Agent, the Collateral Agent or any other Secured Party under the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(d)Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

(e)Execution in Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.

(g)Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(h)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(i)GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(j)CONSENT TO JURISDICTION. THE TERMS AND PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

(k)Tax Treatment. The Borrower intends to treat this Agreement as resulting in a significant modification of the existing 2016 Incremental Term Loans within the meaning of Section 1.1001-3 of the U.S. Treasury Regulations. In addition, the issue price of the Additional 2016 Incremental Term Loans (including the modified existing 2016 Incremental Term Loans) shall be determined based on the amount of cash paid for the Additional 2016 Incremental Term Loans in accordance with Section 1.1273-2(a)(1) of the U.S. Treasury Regulations.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

CYPRESS SEMICONDUCTOR CORPORATION

By: /s/ Thad Trent
Name: Thad Trent
Title: Executive Vice President, Finance and
Administration, and Chief Financial Officer

SPANSION INC.

By: /s/ Thad Trent
Name: Thad Trent
Title: President and Secretary

SPANSION LLC

By: /s/ Thad Trent
Name: Thad Trent
Title: President, Chief Financial Officer and Secretary

SPANSION TECHNOLOGY LLC
By: Spansion Inc., its sole member

By: /s/ Thad Trent
Name: Thad Trent
Title: President, Chief Financial Officer
and Assistant Secretary

Signature Page to Amendment No. 6

SPANSION INTERNATIONAL AM, INC.

By: /s/ Thad Trent
Name: Thad Trent
Title: President, Chief Financial Officer
and Assistant Secretary

SPANSION INTERNATIONAL TRADING, INC.

By: /s/ Thomas F. Geren
Name: Thomas F. Geren
Title: President

Signature Page to Amendment No. 6

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and Collateral Agent

By: /s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

Signature Page to Amendment No. 6

MORGAN STANLEY SENIOR FUNDING, INC.,
as Assignee

By: /s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

Signature Page to Amendment No. 6

MORGAN STANLEY SENIOR FUNDING, INC.,
as Initial Additional 2016 Incremental Term Loan
Lender and a Lender of Revolving Loans

By: /s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

Signature Page to Amendment No. 6

Term Lender consents on file with the Administrative Agent